SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 17, 2000


                           Medical Manager Corporation
             (Exact name of Registrant as specified in its charter)


   Delaware                          0-17822                   22-2975182
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


669 River Drive, River Drive, Center Two
         Elmwood Park, NJ                                       07407- 1361
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 703-3400



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Item 5.  Other Events

         On August 17, 2000, Medical Manager Corporation, CareInsite, Inc. and Healtheon/WebMD Corporation announced that the Department of Justice has terminated the Hart Scot Rodino pre-merger waiting period for the merger transactions between Healtheon/WebMD, Medical Manager and CareInsite.

         The joint press release issued by the companies is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 2.1 Joint press release issued on August 17, 2000, by Medical Manager Corporation, CareInsite, Inc. and Healtheon/WebMD Corporation.

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                                  EXHIBIT INDEX


Exhibit
  No.          Description
-------        -----------

2.1 Joint press release issued on August 17, 2000, by Medical Manager Corporation, CareInsite, Inc. and Healtheon/WebMD Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDICAL MANAGER CORPORATION



Date:    August 18, 2000                   By: /s/ Charles A. Mele
                                              ----------------------------------
                                           Name:   Charles A. Mele
                                           Title:  Executive Vice President --
                                                   General Counsel and Secretary